UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 29, 2008
Applied Micro Circuits Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	000-23193	94-2586591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
215 Moffett Park Drive, Sunnyvale, California 94089
(Address of principal executive offices)
(408) 542-8600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
Forward-Looking Statements
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 2.02	Results of Operations and Financial Condition.
(a)     On May 1, 2008, Applied Micro Circuits Corporation (the “Company”) held a conference call to discuss the Company’s unaudited financial results for the three months and fiscal year ended March 31, 2008 and provide guidance for the three months ending June 30, 2008. A transcript of the conference call is furnished as Exhibit 99.1 to this Current Report.
     The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)     On April 29, 2008, the Compensation Committee of the Company’s board of directors approved a bonus program pursuant to which substantially all employees of the Company would be eligible to be paid incentive compensation for fiscal 2009. For officers, the program provides for a bonus target equal to a percentage of each participant’s annual base salary as follows:

Target Percentage
Title	of Base Salary
Chief Executive Officer	90%
Senior Vice Presidents	50%
All other Vice Presidents	37%
Under the program, after the completion of the 2009 fiscal year, the officers will be eligible for a bonus of up to twice the applicable target amount. The aggregate target bonus for all current officers is approximately $1.6 million. Bonuses under the program will be awarded only if the Company achieves certain minimum profitability levels. For fiscal 2009, the pool of funds for bonuses to executive officers will only begin to fund after the Company achieves non-GAAP pre-tax profits above $33.7 million. Additional funding of the officer pool will accrue at a graduated rate that will not exceed 24% of incremental pre-tax profits above $33.7 million. All bonuses to executive officers are subject to review and approval by the Compensation Committee.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

99.1	Transcript of conference call on May 1, 2008.
Forward-Looking Statements
This Current Report, including the exhibit, contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding potential future compensation payable to executive officers of the Company and the future financial performance of the Company. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report (or May 1, 2008 in the case of the exhibit). All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect subsequent events or circumstances

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION
Date: May 5, 2008	By:	/s/ Cynthia J. Moreland
Cynthia J. Moreland
Vice President and General Counsel

INDEX TO EXHIBITS
99.1	Transcript of conference call on May 1, 2008.